SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2003

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

            WAMU MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-AR8
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             (Exact name of Registrant as specified in its charter)

       Delaware                  333-103345-44                  94-2528990
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
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              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 5.  OTHER EVENTS

 This Current Report on Form 8-K/A relates to the revised distribution report for this Registrant, which was furnished to certificate holders in connection with the July 2004 distribution date.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.			  Description

99.1                 WAMU MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2004-AR8
                 Revised Monthly Distribution Report for July 2004

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Date:  August 17, 2004              By: /s/ Tammy Spriggs
                                    _________________________________________
                                    Tammy Spriggs
                                    First Vice President
                                    (Authorized Officer)

                                  EXHIBIT INDEX
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Exhibit No.			  Description

99.1                WAMU MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2004-AR8
                 Revised Monthly Distribution Report for July 2004